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                                                                    EXHIBIT 99.3

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT (this "Amendment") is entered into as of this 14th day of June, 2002, by and among CATALINA LIGHTING, INC., a Florida corporation (the "Company"), SUN CATALINA HOLDINGS, LLC, a Delaware limited liability company (the "Investor"), SUNTRUST BANKS, INC., a Georgia banking corporation (the "Subordinated Lender"), and SUNTRUST BANK, a Georgia banking corporation, as administrative agent for and on behalf of the lenders under that certain Third Amended and Restated Credit Agreement dated as of July 23, 2001, as amended, with the Company and certain of its subsidiaries.

         WHEREAS, the parties hereto have previously entered into that certain Registration Rights Agreement dated as of July 23, 2001 (the "Agreement"); and

         WHEREAS, the parties desire to amend the Agreement, as permitted by
Section 6.7 thereof, as more particularly described herein;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. The Agreement is hereby amended so that the definition of "Registrable Securities" in Section 1 of the Agreement shall include the following: (a) the Shares purchased and sold under, and as defined in, the Stock Purchase Agreement dated as of even date herewith by and between the Company and the Investor, as well as any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Shares, and (b) the Shares purchased and sold under, and as defined in, the Stock Purchase Agreement dated as of even date herewith by and between the Company and the Subordinated Lender, as well as any warrants, shares of capital stock or other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of such Shares.

         2. The execution, delivery and performance by the Company of this Amendment and the consummation of the transactions contemplated hereby do not and will not violate any provision of the governing documents of the Company, or of any other material agreement or instrument to which the Company is a party or by which it is bound, or to which any of its properties or assets is subject, or of any applicable law. The Company has duly executed and delivered this Amendment. This Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law).

         3. (a) The parties acknowledge and agree that this Amendment is an integral part of the Agreement. Notwithstanding any provision of the Agreement to the contrary, in the event

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of any conflict between this Amendment and the Agreement or any part of either of them, the terms of this Amendment shall control.

            (b) Except as expressly set forth herein, the terms and conditions of the Agreement are and shall remain in full force and effect.

            (c) The Agreement, as amended by this Amendment, sets forth the entire understanding of the parties with respect to the subject matter thereof and hereof.

            (d) This Amendment shall be governed by, interpreted under and construed in accordance with the internal laws of the State of Florida applicable to agreements made and to be performed within the State of Florida, without giving effect to any choice-of-law provisions thereof that would compel the application of the substantive law of any other jurisdiction.

            (e) This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one and the same document.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, this Amendment has been executed by the parties as of the date first above written.

                                            CATALINA LIGHTING, INC.,
                                            a Florida corporation

                                            By:    /s/ Lynn Skillen
                                               ---------------------------------
                                            Name:  Lynn Skillen
                                            Title: Chief Financial Officer

                                            SUN CATALINA HOLDINGS, LLC,
                                            a Delaware limited liability company

                                            By:    /s/ Rodger R. Krouse
                                               ---------------------------------
                                            Name:  Rodger R. Krouse
                                            Title: Co-CEO

                                            SUNTRUST BANKS, INC.,
                                            a Georgia corporation

                                            By:    /s/ Martin Ted Mayden
                                               ---------------------------------
                                            Name:  Martin Ted Mayden
                                            Title: Senior Vice President

                                            SUNTRUST BANK,
                                            a Georgia banking corporation

                                            By:    /s/ Don Campisano
                                               ---------------------------------
                                            Name:  Don Campisano
                                            Title: Director

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